TO THE SECRETARY OF
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

By Resolution received by the Secretary on July 15, 1987, the Board of Directors of American Enterprise Life Insurance Company:

         RESOLVED, That American Enterprise Life Insurance Company, pursuant to the provisions of Section 27-1-51 Section 1 Class 1(c) of the Indiana Insurance Code, established a separate account designated American Enterprise Variable Annuity Account, to be used for the Corporation's Variable Annuity contracts; and

         RESOLVED FURTHER, That the proper officers of the Corporation were authorized and directed to establish such subaccounts and/or investment divisions of the Account in the future as they determine to be appropriate; and

         RESOLVED FURTHER, That the proper officers of the Corporation were authorized and directed to accomplish all filings, including registration statements and applications for exemptive relief from provisions of the securities laws as they deem necessary to carry the foregoing into effect.

As President of American Enterprise Life Insurance Company, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 973 additional subaccounts within the Account. Detailed below is the number of each such subaccounts that will invest in the following portfolios:

   8     subaccounts investing in       AIM V.I. Basic Value Fund, Series II Shares
   7     subaccounts investing in       AIM V.I. Capital Appreciation Fund, Series II Shares
   8     subaccounts investing in       AIM V.I. Capital Development Fund, Series II Shares
  18     subaccounts investing in       AIM V.I. Mid Cap Core Equity Fund, Series II Shares
   8     subaccounts investing in       AllianceBernstein VP Growth and Income Portfolio (Class B)
  20     subaccounts investing in       AllianceBernstein VP International Value Portfolio (Class B)
  10     subaccounts investing in       AllianceBernstein VP Total Return Portfolio (Class B)
  20     subaccounts investing in       American Century(R) VP Inflation Protection, Class II
  18     subaccounts investing in       American Century(R) VP International, Class II
  18     subaccounts investing in       American Century(R) VP Ultra, Class II
  20     subaccounts investing in       American Century(R) VP Value, Class II
  13     subaccounts investing in       AXP(R) Variable Portfolio - Capital Resource Fund
   7     subaccounts investing in       AXP(R) Variable Portfolio - Cash Management Fund
   7     subaccounts investing in       AXP(R) Variable Portfolio - Diversified Bond Fund
   7     subaccounts investing in       AXP(R) Variable Portfolio - Diversified Equity Income Fund
  19     subaccounts investing in       AXP(R) Variable Portfolio - Emerging Markets Fund
   8     subaccounts investing in       AXP(R) Variable Portfolio - Equity Select Fund
  10     subaccounts investing in       AXP(R) Variable Portfolio - Growth Fund
  12     subaccounts investing in       AXP(R) Variable Portfolio - High Yield Bond Fund
  18     subaccounts investing in       AXP(R) Variable Portfolio - International Fund
  18     subaccounts investing in       AXP(R) Variable Portfolio - Large Cap Value Fund
   7     subaccounts investing in       AXP(R) Variable Portfolio - New Dimensions Fund(R)
  20     subaccounts investing in       AXP(R) Variable Portfolio - Partners Select Value Fund
   8     subaccounts investing in       AXP(R) Variable Portfolio - Partners Small Cap Value Fund
   9     subaccounts investing in       AXP(R) Variable Portfolio - S&P 500 Index Fund
   8     subaccounts investing in       AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
  18     subaccounts investing in       Colonial Small Cap Value Fund, Variable Series, Class B


  18     subaccounts investing in       Columbia High Yield Fund, Variable Series, Class B
  18     subaccounts investing in       Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class
  20     subaccounts investing in       Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class
  20     subaccounts investing in       Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class
  18     subaccounts investing in       Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class
  16     subaccounts investing in       Evergreen VA Asset Allocation Fund - Class 2
   7     subaccounts investing in       Evergreen VA Core Bond Fund - Class 2
   7     subaccounts investing in       Evergreen VA Fund - Class 2
   7     subaccounts investing in       Evergreen VA Growth and Income Fund - Class 2
   7     subaccounts investing in       Evergreen VA Growth Fund - Class 2
   7     subaccounts investing in       Evergreen VA High Income Fund - Class 2
   7     subaccounts investing in       Evergreen VA International Equity Fund - Class 2
   7     subaccounts investing in       Evergreen VA Omega Fund - Class 2
   7     subaccounts investing in       Evergreen VA Omega Fund - Class 2
   7     subaccounts investing in       Evergreen VA Special Values Fund - Class 2
   7     subaccounts investing in       Evergreen VA Strategic Income Fund - Class 2
   8     subaccounts investing in       Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
   8     subaccounts investing in       Fidelity(R) VIP Growth Portfolio Service Class 2
  18     subaccounts investing in       Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2
   8     subaccounts investing in       Fidelity(R) VIP Mid Cap Portfolio Service Class 2
  10     subaccounts investing in       Fidelity(R) VIP Overseas Portfolio Service Class 2
  13     subaccounts investing in       FTVIPT Franklin Income Securities Fund - Class 2
   7     subaccounts investing in       FTVIPT Franklin Real Estate Fund - Class 2
  18     subaccounts investing in       FTVIPT Franklin Rising Dividends Securities Fund - Class 2
   7     subaccounts investing in       FTVIPT Franklin Small Cap Fund - Class 2
   7     subaccounts investing in       FTVIPT Mutual Shares Securities Fund - Class 2
  20     subaccounts investing in       FTVIPT Templeton Growth Securities Fund - Class 2
  18     subaccounts investing in       FTVIPT Templeton Global Income Securities Fund - Class 2
  13     subaccounts investing in       Goldman Sachs VIT Mid Cap Value Fund Count
  10     subaccounts investing in       MFS(R) Investors Growth Stock Series - Service Class Count
   7     subaccounts investing in       MFS(R) New Discovery Series - Service Class Count
   7     subaccounts investing in       MFS(R) Total Return Series - Service Class Count
   7     subaccounts investing in       MFS(R) Utilities Series - Service Class Count
   8     subaccounts investing in       Oppenheimer Capital Appreciation Fund/VA, Service Shares Count
   8     subaccounts investing in       Oppenheimer Global Securities Fund/VA, Service Shares Count
   8     subaccounts investing in       Oppenheimer Main Street Small Cap Fund/VA, Service Shares Count
   8     subaccounts investing in       Oppenheimer Strategic Bond Fund/VA, Service Shares Count
   8     subaccounts investing in       Putnam VT Health Sciences Fund - Class IB Shares Count
   7     subaccounts investing in       Putnam VT International Equity Fund - Class IB Shares Count
  20     subaccounts investing in       Putnam VT Small Cap Value Fund - Class IB Shares Count
   7     subaccounts investing in       Putnam VT Vista Fund - Class IB Shares Count
   3     subaccounts investing in       STI Classic Variable Trust Capital Appreciation Fund Count
   3     subaccounts investing in       STI Classic Variable Trust Growth and Income Fund Count
   3     subaccounts investing in       STI Classic Variable Trust International Equity Fund Count
   3     subaccounts investing in       STI Classic Variable Trust Investment Grade Bond Fund Count
   3     subaccounts investing in       STI Classic Variable Trust Mid-Cap Equity Fund Count
   3     subaccounts investing in       STI Classic Variable Trust Small Cap Value Equity Fund Count
   3     subaccounts investing in       STI Classic Variable Trust Value Income Stock Fund Count
   8     subaccounts investing in       Van Kampen Life Investment Trust Comstock Portfolio Class II Shares Count
  18     subaccounts investing in       Van Kampen UIF U.S. Real Estate Portfolio Class II Shares Count

                                      -2-

  17     subaccounts investing in       Wanger International Small Cap Count
  17     subaccounts investing in       Wanger U.S. Smaller Companies Count
  12     subaccounts investing in       Wells Fargo VT Asset Allocation Fund Count
  12     subaccounts investing in       Wells Fargo VT Equity Income Fund Count
  12     subaccounts investing in       Wells Fargo VT Equity Value Fund Count
  12     subaccounts investing in       Wells Fargo VT Growth Fund Count
  12     subaccounts investing in       Wells Fargo VT International Equity Fund Count
  12     subaccounts investing in       Wells Fargo VT Large Company Growth Fund Count
  12     subaccounts investing in       Wells Fargo VT Money Market Fund Count
  12     subaccounts investing in       Wells Fargo VT Money Market Fund Count
  12     subaccounts investing in       Wells Fargo VT Total Return Bond Fund Count

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of American Enterprise Life Insurance Company, the Unit Investment Trust comprised of American Enterprise Variable Annuity Account and consisting of 1529 subaccounts is hereby reconstituted as American Enterprise Variable Annuity Account consisting of 2502 subaccounts.

                                                      Received by the Secretary:



/s/ Carol A. Holton                                  /s/ Eric L. Marhoun
------------------------                             --------------------------
    Carol A. Holton, President                           Eric L. Marhoun

                                                          Date: April 26, 2004